Other Post-Employment Benefits and Other Employee Benefit Plans - Accumulated Other Comprehensive Loss Expected to be Recognized as Components of Net Periodic Benefit Cost (Detail) (Other Postretirement Benefit Plans Legacy Diversey [Member], USD $)
In Millions, unless otherwise specified
Dec. 31, 2013
Other Postretirement Benefit Plans Legacy Diversey [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial loss
Prior service (credit)	(0.8)
Transition (asset) obligation